KEMPER
HIGH INCOME TRUST

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997

                   " . . .    We managed the fund with the
                     belief that the economy was gaining
                     momentum and that high yield issues
                           would likely benefit."

                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Largest Holdings Shareholders' Meeting
9
Portfolio of Investments
15
Financial Statements
17
Notes to Financial Statements
19
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997:

                             BASED ON    BASED ON
                             NET ASSET    MARKET
                               VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER HIGH
INCOME TRUST                   6.05%      5.33%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                                 AS OF     AS OF
                                5/31/97   11/30/96
--------------------------------------------------------------------------------
NET ASSET VALUE                 $ 9.29     $ 9.20
--------------------------------------------------------------------------------
MARKET PRICE                    $10.00     $10.00
--------------------------------------------------------------------------------

Investment by the fund in lower quality bonds present greater risk to principal and interest than investments in high quality bonds.

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

The following table shows per share dividend information for the fund as of May 31, 1997.

                                       KEMPER HIGH
                                       INCOME TRUST
--------------------------------------------------------------------------------
SIX-MONTH INCOME:                        $0.4500
--------------------------------------------------------------------------------
MAY DIVIDEND:                            $0.0750
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                  9.69%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                     9.00%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

CYCLICAL ISSUES Cyclical issues are bonds within industries whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are housing, automobiles and paper companies. The performance of noncyclical industries such as food, insurance and drugs is normally not as directly affected by economic changes.

HIGH YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated. The bonds present greater risk to principal and income than higher quality bonds.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long term implications for financial markets.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent annualized growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.

     Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                                NOW (6/30/97)    6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
10-YEAR TREASURY RATE(1)             6.49            6.58             6.87             6.28
PRIME RATE(2)                        8.5             8.25             8.25             8.8
INFLATION RATE(3)                    2.3             3.04             2.95             2.76
THE U.S. DOLLAR(4)                   5.52            4.59             8.35            -7.04
CAPITAL GOODS ORDERS(5)*             8.17            2.23             2.44             8.24
INDUSTRIAL PRODUCTION(5)             3.84            4.84             3.38             2.36
EMPLOYMENT GROWTH(6)                 2.12            2.41             2.18             2.46

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of May 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

PERFORMANCE UPDATE

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH ZURICH KEMPER INVESTMENTS, INC. (ZKI) SINCE 1972 AND IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER HIGH INCOME TRUST. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A SENIOR VICE PRESIDENT WITH ZKI. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO CO-MANAGER OF KEMPER HIGH INCOME TRUST. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO CO-MANAGERS MICHAEL MCNAMARA AND HARRY RESIS DISCUSS THEIR THOUGHTS ON WHAT CAUSED THE HIGH YIELD MARKET'S RECENT CORRECTION AND EXPLAIN WHY THEY REMAIN UPBEAT ABOUT HIGH YIELD BOND INVESTMENTS AND KEMPER HIGH INCOME TRUST.

Q    WOULD YOU EXPLAIN THE CONTRIBUTING FACTORS THAT CAUSED THE RECENT MARKET
CORRECTION?

A    High yield bonds performed well throughout most of the six-month reporting period. However, a series of events that began in February contributed to the brief market downturn that we experienced this spring.

  The Federal Reserve Board's (the Fed) 0.25 percent interest rate increase in late March was the most significant basis for the short-lived correction. But the magnitude of the sell-off that occurred as a result of the rate increase was also fueled by comments made in February by Federal Reserve Board Chairman Alan Greenspan. Greenspan, who doesn't often discuss the high yield market, expressed his concern about the historically tight spreads in the market and whether or not the strong performance of high yield bonds could be sustained. He also commented that investors were perhaps acting with "irrational exuberance" and that the values of many securities might be inflated.

  These remarks upset the high yield market, and planted a seed of doubt in many investors' minds. At about the same time, stronger than anticipated economic growth statistics were released and Greenspan intimated that a tightening of interest rates might be necessary to keep inflation at bay. In March the Fed did increase short-term rates which in-turn initiated a sharp sell-off in the securities markets and a widening of high yield spreads. The high yield market was hit harder than it might have been if Greenspan had not expressed his concern about the market's bull run.

Q    HAS THE HIGH YIELD MARKET BOUNCED BACK?

A    Yes. In April high yield bonds posted modest returns and then rallied in
May as it became clear that another Fed tightening was not imminent. Although future market conditions can not be predicted with certainty, we firmly believe what happened in March was simply a short-term market correction and not the indicator of an oncoming bear market. Remember, the reason the Fed increased short-term rates was because the economy had begun to grow at a faster pace. This pick-up in growth caused concern that inflation might begin to creep up as well.

  Inflation is not a good thing for high yield bonds because it erodes their value. However, the Fed's move was preemptive. At this point inflation is still quite tame and growth in the economy, although positive, has subsided somewhat since the March rate hike. Inflation is a lagging indicator and generally rises after economic growth has already gained momentum. Economic growth, on the other hand, is positive for companies issuing high yield debt. It generates consumer

PERFORMANCE UPDATE

spending, which fuels corporate earnings and enables companies to meet their coupon payments. Growth at a controlled rate, which is what we've been experiencing, is fundamentally good for high yield bonds.

  The second reason we're bullish about the long-term prospects for high yield bonds is because of the current low rate of defaults in the high yield market. This of course is very positive for high yield investors because it means the coupons on high yield investments are being paid consistently. The reason for the lack of defaults can be attributed to the economic expansion the U.S. has been experiencing over the last six years. The economy has been growing slowly but consistently and inflation has remained relatively benign. Economic growth, low inflation and a lack of defaults are critical components of a healthy high yield market and we're now experiencing all three.


Q    HOW DID YOU MANAGE THE FUND IN ANTICIPATION OF A POTENTIAL INTEREST RATE
INCREASE?

A    We managed the fund with the belief that the economy was gaining momentum and that high yield issues would likely benefit.

  Specifically, we reduced the fund's level of BB-rated bonds. BB-rated bonds are the highest quality securities that are still considered to be high yield, or below investment grade bonds. Reducing our BB holdings made sense because the closer a bond is to an investment-grade security, the more it tends to perform in-line with interest rates. And, as interest rates rise, the value of Treasuries and higher quality bonds tends to fall. At the start of the period, 21 percent of the fund's portfolio was invested in BB-rated bonds, while on March 31, 1997, BB-rated bonds accounted for 17 percent of the portfolio. B-rated issues were increased by 4 percent.

  While we altered the credit quality of the portfolio, we maintained our position in deferred interest bonds. Deferred interest bonds are purchased at a discount to their par value and do not start paying interest until later in the life of the loan. These securities pay a higher rate of interest than cash pay bonds and better support the fund's dividend.

Q    WHAT OTHER TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?

A    We continued to move away from issues by companies that we considered to be deeply cyclical. Cyclical industries are those that produce or support the production of discretionary goods such as new homes or automobiles. Companies within these types of industries tend to flourish when the economy is expanding but are normally the first to suffer when the economy contracts. By contrast, defensive industries tend to be less sensitive to economic slowdowns because they support nondiscretionary spending on items such as food or health and beauty products.

  The fund is still heavily invested in cyclical holdings because of their long-term earnings potential. However, over the six-month period, we focused on adding issues from companies that, although cyclical, have less cyclicality, or have some degree of independence from changes in the overall U.S. economy.

Q    DID YOU MAKE ANY SIGNIFICANT CHANGES TO PARTICULAR INDUSTRY HOLDINGS?

A    We favored issues from the international cable sector over domestic cable holdings. Although domestic cable holdings have performed well for the fund in the past, we feel the industry has matured to a point where the returns have begun to diminish. Many domestic companies are now at a point where significant expenditures are needed to upgrade their systems to compete with direct broadcasting technology. We feel that in many cases these costs will inhibit the companies' profitability and return potential.

  On the other hand, the international cable sector, specifically in the United Kingdom, has lagged the U.S. and now seems poised for significant growth. We are continuing to look for investment opportunities in this cable industry sector.

Q    WHAT'S YOUR OUTLOOK FOR THE HIGH YIELD MARKET?

A    As mentioned earlier, we're quite optimistic about the long-term outlook for the high yield market. We believe that the economic environment combined with the current low rate of defaults are both positive indicators.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

----------------------------------------------------------------------------
                                           ON 5/31/97            ON 11/30/96
----------------------------------------------------------------------------
HIGH YIELD BONDS                               94%                      96%
----------------------------------------------------------------------------
CASH AND EQUIVALENTS                            5                        3
----------------------------------------------------------------------------
PREFERRED AND COMMON STOCK                      1                        1
----------------------------------------------------------------------------
                                              100%                     100%

                                        [PIE CHART]              [PIE CHART]
                                        ON 5/31/97               ON 11/30/96
LONG-TERM FIXED INCOME
SECURITIES RATINGS

----------------------------------------------------------------------------
                                        ON 5/31/97               ON 11/30/96
----------------------------------------------------------------------------
AAA                                             2%                      --
----------------------------------------------------------------------------
A                                               1                       --
----------------------------------------------------------------------------
BBB                                             1                       --
----------------------------------------------------------------------------
BB                                             15                       21%
----------------------------------------------------------------------------
B                                              76                       71
----------------------------------------------------------------------------
OTHER                                           5                        8
----------------------------------------------------------------------------
                                              100%                     100%

The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

                                        [PIE CHART]              [PIE CHART]
                                        ON 5/31/97               ON 11/30/96
AVERAGE MATURITY

----------------------------------------------------------------------------
                                        ON 5/31/97               ON 11/30/96
----------------------------------------------------------------------------
AVERAGE MATURITY                         7.3 YEARS                 7.7 YEARS
----------------------------------------------------------------------------

* Portfolio composition is subject to change.

LARGEST HOLDINGS

THE FUND'S FIVE LARGEST CORPORATE BOND HOLDINGS
REPRESENTING 8.5% OF THE FUND'S TOTAL NET ASSETS ON MAY 31, 1997

------------------------------------------------------------------------------------
Holdings                                                                  Percent
------------------------------------------------------------------------------------

1.          BELL CABLEMEDIA PLC                                              1.8%

2.          TELEWEST COMMUNICATIONS PLC                                      1.8%

3.          VIDOTRON HOLDINGS PLC                                            1.7%

4.          INTERNATIONAL CABLETEL INC.                                      1.6%

5.          ROGERS CANTEL                                                    1.6%


SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

On May 29, 1997, an annual shareholders' meeting was held. Kemper High Income Trust shareholders were asked to vote on two separate issues: re-election of the eight members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. We are pleased to report that all nominees were elected and the selection of Ernst & Young LLP as the fund's auditors was ratified. Following are the results for each issue:

1) Re-election of Trustees

                            For          Withheld

   James E. Akins           20,136,645   486,464

   Arthur R. Gottschalk     20,203,948   419,161

   Frederick T. Kelsey      20,192,997   430,112

   Dominique P. Morax       20,180,448   442,661

   Fred B. Renwick          20,146,655   476,454

   Stephen B. Timbers       20,221,023   402,086

   John B. Tingleff         20,234,991   388,118

   John G. Weithers         20,237,702   385,407


2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

   For                    Against                 Abstain
   20,292,609             128,342                 202,157

PORTFOLIO OF INVESTMENTS

KEMPER HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS AT MAY 31, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS--2.1%                                                           AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------
                                         U.S. Treasury Notes, 8.875%, 1999                    $  4,400   $  4,592
                                         (Cost: $4,594)

    CORPORATE OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------
AEROSPACE--3.6%                          Airplanes Pass Through Trust, 10.875%, 2019               990      1,099
                                         Fairchild Corp., 12.00%, 2001                           2,580      2,606
                                         Greenwich Air Services, 10.50%, 2006                      360        415
                                         Howmet Inc., 10.00%, 2003                                 220        238
                                         K & F Industries, Inc.
                                           11.875%, 2003                                           660        698
                                           10.375%, 2004                                         1,150      1,210
                                         RHI Holdings, 11.875%, 1999                               885        889
                                         UNC, Inc., 11.00%, 2006                                   510        595
                                         ------------------------------------------------------------------------
                                                                                                            7,750
-----------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS               Affinity Group, Inc., 11.50%, 2003                      1,420      1,519
AND PUBLISHING--21.2%                    American Radio Systems, 9.00%, 2006                       990      1,012
                                      (b)Australis Holdings, 15.00%, 2002                        2,750      1,691
                                      (b)Bell Cablemedia PLC
                                           11.95%, 2004                                          4,270      3,800
                                           11.875%, 2005                                           210        172
                                         Big Flower Press, Inc., 10.75%, 2003                    1,911      2,045
                                         Busse Broadcasting, 11.625%, 2000                         480        509
                                         CAI Wireless Systems, 12.25%, 2002                      1,000        335
                                         CCA Holdings, 13.00%, 1999                              1,000      1,156
                                         Cablevision Systems Corp.
                                           9.875%, 2013                                            840        842
                                           10.50%, 2016                                          1,040      1,082
                                      (b)Capstar Broadcasting, 12.75%, 2009                      1,400        856
                                      (b)Charter Communications, 14.00%, 2007                    1,600      1,032
                                         Comcast Cellular, 9.50%, 2007                           1,500      1,502
                                         Comcast Corp., 9.125%, 2006                               820        845
                                      (b)Comcast UK Cable Partners Ltd., 11.20%, 2007            3,510      2,571
                                      (b)CS Wireless, 11.375%, 2006                              1,960        495
                                      (b)Diamond Cable Communications Plc, 10.75%, 2007            640        373
                                         Frontiervision, 11.00%, 2006                              780        807
                                         Granite Broadcasting Corp., 12.75%, 2002                2,250      2,436
                                         Innova S De R.L., 12.875%, 2007                         1,000      1,033
                                         International Cabletel Inc.
                                           10.00%, 2007                                            230        231
                                      (b)  12.75%, 2005                                          4,270      3,203
                                      (b)  11.50%, 2006                                            160        108
                                         Multicanal Participacoes, 12.625%, 2004                   670        759
                                         Neodata Services, 12.00%, 2003                          1,290      1,377
                                         Newsquest Capital PLC, 11.00%, 2006                       730        787
                                      (b)People's Choice TV Unit, 13.125%, 2004                  1,590        588
                                         STC Broadcasting, 11.00%, 2007                            420        444
                                         Sinclair Broadcasting Group, Inc., 10.00%, 2003         3,240      3,357
                                         Sullivan Broadcasting
                                           10.25%, 2005                                            320        327
                                           13.25%, 2006                                            630        769
                                         TV Azteca, 10.50%, 2007                                   220        226
                                      (b)Telewest Communications PLC,
                                           11.00%, 2007                                          5,490      3,809
                                      (b)UIH Australia Pacific, Inc., 14.00%, 2006               1,020        558

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                               PRINCIPAL
   CORPORATE OBLIGATIONS                                                                        AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------------
                                      (b)Videotron Holdings PLC
                                           11.125%, 2004                                     $   3,290   $  2,936
                                           11.00%, 2005                                            840        691
                                         ------------------------------------------------------------------------
                                                                                                           46,283
-----------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES--.7%                   Allied Waste Industries
                                           10.25%, 2006                                            460        490
                                      (b)  11.30%, 2007                                            700        426
                                         Outdoor Systems, Inc., 9.375%, 2006                       110        112
                                         Universal Outdoor Holdings, Inc., 9.75%, 2006             580        600
                                         ------------------------------------------------------------------------
                                                                                                            1,628
-----------------------------------------------------------------------------------------------------------------
CHEMICALS AND                            Atlantis Group, Inc., 11.00%, 2003                      1,605      1,629
AGRICULTURE--5.6%                        Hines Horticulture, 11.75%, 2005                          510        542
                                         NL Industries Inc.
                                           11.75%, 2003                                            860        947
                                      (b)  13.00%, 2005                                            940        893
                                         Pioneer Americas Acquisition Corp.,
                                           13.375%, 2005                                           950      1,131
                                         Polymer Group, Inc., 12.25%, 2002                       1,430      1,569
                                         Rexene Corp., 11.75%, 2004                              1,790      1,996
                                         Terra Industries Inc., 10.50%, 2005                     1,600      1,728
                                         Texas Petrochemicals, 11.125%, 2006                       700        748
                                         UCC Investors Holdings, Inc.
                                           10.50%, 2002                                            720        788
                                           11.00%, 2003                                            260        280
                                         ------------------------------------------------------------------------
                                                                                                           12,251
-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--11.8%                    Brooks Fiber
                                      (b)  10.875%, 2006                                           450        305
                                      (b)  11.875%, 2006                                         1,390        902
                                           10.00%, 2007                                            370        374
                                      (b)Call-Net Enterprises Inc., 13.25%, 2004                 3,000      2,571
                                      (b)Cellular, Inc., 11.75%, 2003                            1,465      1,425
                                      (b)Communication Cellular, 13.125%, with warrants,
                                           2003                                                  2,000      1,545
                                         CommNet Cellular, 11.25%, 2005                            580        667
                                         Dobson Communication Corp., 11.75%, 2007                1,200      1,173
                                      (b)ICG Holdings, 13.50%, 2005                              2,790      1,967
                                         Intermedia Capital Partners, 11.25%, 2006               1,040      1,102
                                         Intermedia Communications of Florida Inc.,
                                           13.50%, 2005 with warrants expiring 2000              1,915      2,215
                                         McCaw Intl. Ltd., zero coupon, 2007                       650        315
                                      (b)McLeod Inc., 10.50%, 2007                                 220        132
                                      (b)Millicom International Cellular S.A., 13.50%, 2006      1,540      1,132
                                         Nextlink Communications, 12.50%, 2006                     335        354
                                         Paging Network, Inc.
                                           10.125%, 2007                                            20         19
                                           10.00%, 2008                                            350        330
                                      (b)PanAmSat, L.P., 11.375%, 2003                           2,710      2,602
                                         Rogers Cantel
                                           11.125%, 2002                                         2,553      2,653
                                           9.375%, 2008                                            150        156
                                           9.75%, 2016                                             645        676
                                         Telex Communications, 10.50%, 2007                        680        705
                                         USA Mobile Communications, Inc. II
                                           9.50%, 2004                                             690        645
                                           14.00%, 2004                                            630        679
                                         Vanguard Cellular Systems, 9.375%, 2006                   260        264

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                                PRINCIPAL
   CORPORATE OBLIGATIONS                                                                         AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------
                                         Western Wireless
                                           10.50%, 2006                                         $  240     $  244
                                           10.50%, 2007                                             80         81
                                         Winstar Equipment, 12.50%, 2004                           600        585
                                         ------------------------------------------------------------------------
                                                                                                           25,818
-----------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--3.7%             American Builders, 10.625%, 2007                          250        258
                                      (b)American Standard Inc., 10.50%, 2005                      950        930
                                      (b)Building Materials Corp. of America, 11.75%, 2004       3,205      2,893
                                         Nortek, 9.875%, 2004                                    1,330      1,357
                                         Triangle Pacific Corp., 10.50%, 2003                    2,185      2,327
                                         Waxman Industries, Inc.
                                      (b)  12.75%, 2004                                            300        251
                                      (a)  55,106 warrants expiring 2004                                      118
                                         ------------------------------------------------------------------------
                                                                                                            8,134
-----------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                        AMF Group
AND SERVICES--8.6%                         10.875%, 2006                                         1,170      1,253
                                      (b)  12.25%, 2006                                          1,130        788
                                         Avondale Mills, 10.25%, 2006                              930        970
                                         Cinemark USA, Inc., 9.625%, 2008                          720        734
                                         Coinmach Corp., 11.75%, 2005                            2,120      2,353
                                         Commemorative Brands, 11.00%, 2007                        740        781
                                      (b)Dr. Pepper Bottling Holdings, Inc.,
                                           11.625%, 2003                                         1,335      1,322
                                         Herff Jones, Inc., 11.00%, 2005                           490        524
                                         Kinder-Care Learning Centers, 9.50%, 2009               1,760      1,696
                                         Petro Stopping Centers, 10.50%, 2007                    1,260      1,304
                                         Pillowtex Corp., 10.00%, 2006                             250        263
                                         Plastic Container, 10.00%, 2006                            40         42
                                         Premier Parks Inc., 12.00%, 2003                          990      1,099
                                      (b)Six Flags Theme Park, 12.25%, 2005                      3,120      3,167
                                         Van De Kamps, Inc., 12.00%, 2005                          500        554
                                         West Point Stevens, Inc., 9.375%, 2005                  1,680      1,743
                                         Windy Hill Pet Food, 9.75%, 2007                          190        192
                                         ------------------------------------------------------------------------
                                                                                                           18,785
-----------------------------------------------------------------------------------------------------------------
DRUGS AND                                Dade International Inc., 11.125%, 2006                    770        860
HEALTHCARE--2.3%                         DVI, Inc., 9.875%, 2004                                   380        383
                                         Integrated Health Services, 9.50%, 2007                   460        475
                                         Magellan Health Services, 11.25%, 2004                  1,220      1,360
                                         Tenet Healthcare
                                           8.00%, 2005                                             460        462
                                           10.125%, 2005                                         1,040      1,135
                                           8.625%, 2007                                            440        444
                                         ------------------------------------------------------------------------
                                                                                                            5,119
-----------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                       Bellwether Exploration Co., 10.875%, 2007                 380        405
SERVICES--6.2%                           Benton Oil & Gas Co., 11.625%, 2003                     1,015      1,101
                                         Coda Energy, 10.50%, 2006                               1,240      1,305
                                         Empire Gas Corp., 7.00%, with warrants, 2004            1,570      1,418
                                         Flores & Rucks Inc., 13.50%, 2004                       1,050      1,244
                                         Forcenergy Gas Exploration
                                           9.50%, 2006                                             620        642
                                           8.50%, 2007                                             460        447
                                         Forman Petroleum, 13.50%, 2004                            370        364
                                         Gulf Canada Resources Ltd.,
                                           9.625%, 2005                                            549        586

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                                PRINCIPAL
   CORPORATE OBLIGATIONS                                                                         AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------
                                         Magnum Petroleum, 10.00%, 2007                         $  620     $  622
                                         Mesa Operating Co., 10.625%, 2006                         500        563
                                         Parker Drilling Corp., 9.75%, 2006                        910        946
                                         Plains Resources, 10.25%, 2006                            780        831
                                         United Meridian Corp., 10.375%, 2005                    1,410      1,523
                                         Vintage Petroleum
                                           9.00%, 2005                                             950        974
                                           8.625%, 2009                                            120        119
                                         Wiser Oil Co., 9.50%, 2007                                380        380
                                         ------------------------------------------------------------------------
                                                                                                           13,470
-----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                      Cityscape Financial Corp., 12.75%, 2004                   665        665
HOME BUILDERS AND                        Continental Homes Holding, 10.00%, 2006                   740        781
REAL ESTATE--5.0%                        Del Webb Corp., 9.75%, 2008                               540        541
                                         Forecast Group L.P., 11.375%, 2000                        660        634
                                         Fortress Group, 13.75%, 2003                              710        742
                                         GMAC, 5.976%, 2002                                      1,200      1,197
                                         Hovnanian Kent, 11.25%, 2002                            1,568      1,633
                                         Intertek Finance, 10.25%, 2006                            520        541
                                         Kaufman & Broad Home Corp., 9.625%, 2006                  680        695
                                         J.M. Peters Co., 12.75%, 2002                             820        820
                                         Presley Companies, 12.50%, 2001                         1,625      1,617
                                         UDC Homes, 12.50%, 2000                                   580        580
                                         Williams Scotsman, 9.875%, 2007                           370        371
                                         ------------------------------------------------------------------------
                                                                                                           10,817
-----------------------------------------------------------------------------------------------------------------
HOTEL AND GAMING--3.0%                   Eldorado Resorts, 10.50%, 2006                            690        737
                                         Empress River Casino, 10.75%, 2002                      1,025      1,093
                                         Harvey's Casino Resorts, 10.625%, 2006                    310        329
                                         Players International, 10.875%, 2005                      685        712
                                         Station Casinos Inc., 10.125%, 2006                       880        882
                                         Trump Atlantic City, 11.25%, 2006                       2,830      2,773
                                         ------------------------------------------------------------------------
                                                                                                            6,526
-----------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS                    Aftermarket Technology, 12.00%, 2004                      712        790
AND MINING--16.0%                        Alvey Systems, 11.375%, 2003                              480        494
                                         Bar Technologies, 13.50%, with warrants, 2001           1,390      1,411
                                         Collins & Aikman Corp., 11.50%, 2006                    1,410      1,579
                                         Crain Industries, Inc., 13.50%, 2005                      960      1,087
                                         Day International Group, Inc., 11.125%, 2005            2,320      2,459
                                         Delco Remy International, 10.625%, 2006                 1,090      1,147
                                         Essex Group Inc., 10.00%, 2003                            320        333
                                         Euramax International PLC, 11.25%, 2006                 1,165      1,232
                                         EV International, 11.00%, 2007                            665        697
                                         Fairfield Manufacturing Co., 11.375%, 2001              1,355      1,423
                                         Foamex--JPS Automotive L.P., 14.00%,
                                         with warrants, 2004                                       900        834
                                         Foamex L.P.
                                           11.25%, 2002                                          2,020      2,131
                                           9.875%, 2007                                            700        712
                                         GS Technologies
                                           12.00%, 2004                                            310        334
                                           12.25%, 2005                                            510        558
                                         Gulf States Steel, 13.50%, with warrants, 2003          1,150      1,140
                                         Hayes Wheels International, Inc., 11.00%, 2006          1,340      1,471
                                         IMO Industries, 11.75%, 2006                              860        864
                                         Jordan Industries, 10.375%, 2003                        1,020      1,025
                                         JPS Automotive Products Corp., 11.125%, 2001            1,370      1,500

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                                PRINCIPAL
   CORPORATE OBLIGATIONS                                                                         AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------
                                         Key Plastics, 10.25%, 2007                             $  520     $  543
                                         Knoll Inc., 10.875%, 2006                                 700        770
                                         MMI Companies, 11.25%, 2007                               300        318
                                         Motors and Gears, Inc., 10.75%, 2006                      900        931
                                         Neenah Corp., 11.125%, 2007                               400        424
                                         Newflo Corp., 13.25%, 2002                              1,380      1,494
                                         Renco Metals, 11.50%, 2003                                590        625
                                         Spinnaker Industries, 10.75%, 2006                        910        917
                                         Terex Corp. Unit, 13.25%, 2002                          1,120      1,249
                                         Thermadyne Industries, Inc.
                                           10.25%, 2002                                            792        830
                                           10.75%, 2003                                            985      1,029
                                         WCI Steel Inc., 10.00%, 2004                            1,300      1,342
                                         Weirton Steel Corp., 11.375%, 2004                        780        823
                                         Wells Aluminum, 10.125%, 2005                             360        367
                                         ------------------------------------------------------------------------
                                                                                                           34,883
-----------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS,                  BPC Holding Corp., 12.50%, 2006                           620        663
AND CONTAINERS--7.9%                     BWAY Corp., 10.25%, 2007                                  450        478
                                         Berry Plastics Corp., 12.25%, 2004                      1,000      1,098
                                         Container Corporation of America,
                                           11.25%, 2004                                            955      1,034
                                         Fonda Group, 9.50%, 2007                                  490        474
                                         Gaylord Container Corp., 12.75%, 2005                   1,300      1,424
                                         Maxxam Group, Inc.
                                           11.25%, 2003                                          1,215      1,251
                                      (b)  12.25%, 2003                                            770        708
                                         National Fiberstock Corp., 11.625%, 2002                  910        937
                                         Owens-Illinois, Inc.
                                           11.00%, 2003                                            730        810
                                           9.95%, 2004                                             800        846
                                         Printpack, Inc.
                                           9.875%, 2004                                            270        282
                                           10.625%, 2006                                           910        965
                                         Riverwood International
                                           10.25%, 2006                                            450        447
                                           10.875%, 2008                                         2,545      2,316
                                         Specialty Paperboard, 9.375%, 2006                        640        646
                                         Stone-Consolidated Corp.
                                           9.875%, 2001                                            240        239
                                           12.25%, 2002                                            150        154
                                           11.50%, 2006                                          1,640      1,656
                                         U.S. Can Corp., 10.125%, 2006                             700        739
                                         ------------------------------------------------------------------------
                                                                                                           17,167
-----------------------------------------------------------------------------------------------------------------
RETAILING--4.5%                          AFC Enterprises, 10.25%, 2007                             380        381
                                         Ameriking, 10.75%, 2006                                   410        431
                                         Brunos, 10.50%, 2005                                    1,790      1,873
                                         Cole National Group, 9.875%, 2006                         750        791
                                      (a)Color Tile, Inc., 10.75%, 2001                          1,260         44
                                         Finlay Fine Jewelry Corp., 10.625%, 2003                1,160      1,230
                                         Guitar Center Management, 11.00%, 2006                    280        308
                                         Pamida Holdings, 11.75%, 2003                           1,110      1,055
                                         Pathmark Stores
                                           12.625%, 2002                                         2,090      2,132
                                           9.625%, 2003                                            100         94

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                         PRINCIPAL AMOUNT
    CORPORATE OBLIGATIONS                                                                    OR SHARES     VALUE
-----------------------------------------------------------------------------------------------------------------
                                         Southland Corp., 5.00%, 2003                           $  802     $  675
                                         Travelcenters America, 10.25%, 2007                       800        818
                                         ------------------------------------------------------------------------
                                                                                                            9,832
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.3%                         Communication and Power Industry, Inc., 12.00%, 2005      600        662
                                         Computervision Corp., 11.375%, 1999                     1,790      1,752
                                         L-3 Communication, 10.375%, 2007                          330        347
                                         ------------------------------------------------------------------------
                                                                                                            2,761
-----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.0%                  (b)Transtar Holdings, L.P., 13.375%, 2003                  2,580      2,161
                                         ------------------------------------------------------------------------
                                         ------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS--102.4%
                                         (Cost: $214,630)                                                 223,385
                                         ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
COMMON AND                               Beatrice Foods                                         155,316shs.   180
PREFERRED STOCKS(A)--1.0%                Benedek Unit, PIK, preferred                           10,000        532
                                         Capital Pacific Holdings                                3,634          4
                                         Echostar Communications Corp.                          11,825        154
                                         Gaylord Container Corp.                                13,125        107
                                         Grand Union Co.                                         9,000         19
                                         Intelcom Group, Inc.                                    4,950         50
                                         Sinclair Capital                                        9,500      1,012
                                         Sullivan Broadcasting                                  10,080        101
                                         ------------------------------------------------------------------------
                                         TOTAL COMMON AND PREFERRED STOCKS
                                         (Cost: $2,150)                                                     2,159
                                         ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yields--5.60% to 5.67%
INSTRUMENTS--2.3%                        Due--June 1997
                                         (Cost: $4,986)                                         $5,000      4,986
                                         ------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--107.8%
                                         (Cost: $226,360)                                                 235,122
                                         ------------------------------------------------------------------------
                                         LIABILITIES, LESS OTHER ASSETS--(7.8%)                           (17,052)
                                         ------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $218,070
                                         ------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing securities. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

Based on the cost of investments of $226,360,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation was $11,586,000, the gross unrealized depreciation was $2,824,000 and the net unrealized appreciation on investments was $8,762,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $226,360)                                                $235,122
------------------------------------------------------------------------
Receivable for:
  Interest                                                         4,693
------------------------------------------------------------------------
  Investments sold                                                 4,078
------------------------------------------------------------------------
    TOTAL ASSETS                                                 243,893
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Note payable                                                      20,000
------------------------------------------------------------------------
Cash overdraft                                                     1,952
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            3,461
------------------------------------------------------------------------
  Management fee                                                     154
------------------------------------------------------------------------
  Interest                                                           201
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              28
------------------------------------------------------------------------
  Trustees' fees                                                      27
------------------------------------------------------------------------
    Total liabilities                                             25,823
------------------------------------------------------------------------
NET ASSETS                                                      $218,070
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $251,047
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (44,855)
------------------------------------------------------------------------
Net unrealized appreciation on investments                         8,762
------------------------------------------------------------------------
Undistributed net investment income                                3,116
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $218,070
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($218,070 / 23,473 shares outstanding)                             $9.29
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997
(IN THOUSANDS)


-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                        $12,473
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    916
-----------------------------------------------------------------------
  Interest expense                                                  598
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            102
-----------------------------------------------------------------------
  Professional fees                                                  35
-----------------------------------------------------------------------
  Reports to shareholders                                            13
-----------------------------------------------------------------------
  Trustees' fees and other                                           49
-----------------------------------------------------------------------
    Total expenses                                                1,713
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            10,760
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized loss on sales of investments                      (1,904)
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            3,735
-----------------------------------------------------------------------
Net gain on investments                                           1,831
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $12,591
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED               YEAR ENDED
                                                                 MAY 31,             NOVEMBER 30,
                                                                   1997                  1996
-------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------
 Net investment income                                           $ 10,760                  21,345
-------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         (1,904)                  1,842
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                3,735                   8,404
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               12,591                  31,591
-------------------------------------------------------------------------------------------------
Distribution from net investment income                           (10,582)                (20,992)
-------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(145 shares and 370 shares, respectively)                           1,412                   3,548
-------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        3,421                  14,147
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------

Beginning of period                                               214,649                 200,502
-------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of $3,116 and
$2,938, respectively)                                            $218,070                 214,649
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1997, amounting to approximately $42,579,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $916,000 for the six months ended May 31, 1997.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder service fees of $22,000 for the six months ended May 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $11,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $107,253

                             Proceeds from sales                         107,221

--------------------------------------------------------------------------------

4    NOTE PAYABLE            The note payable represents a $20,000,000 loan from
                             Bank of America which was outstanding throughout the six months. The note bears interest at the London Interbank Offered Rate plus .275% (5.91% at
                             May 31, 1997) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until June 30, 1999.

FINANCIAL HIGHLIGHTS

                                                      SIX MONTHS
                                                        ENDED               YEAR ENDED NOVEMBER 30,
                                                       MAY 31,     -----------------------------------------
                                                         1997       1996      1995      1994      1993
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $9.20       8.73      8.33      9.45      8.70
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     .46        .91       .91       .88       .99
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                   .08        .46       .39     (1.10)      .71
------------------------------------------------------------------------------------------------------------
Total from investment operations                            .54       1.37      1.30      (.22)     1.70
------------------------------------------------------------------------------------------------------------
Distribution from net investment income                     .45        .90       .90       .90       .95
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $9.29       9.20      8.73      8.33      9.45
------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                              $10.00      10.00      9.50      8.38      9.13
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Based on net asset value                                   6.05%     16.56     16.30     (2.55)    20.62
------------------------------------------------------------------------------------------------------------
Based on market value                                      5.33%     16.12     25.81      1.47     11.00
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                                   1.55%      1.59      1.52      1.64      1.82
------------------------------------------------------------------------------------------------------------
Net investment income                                     10.02%     10.33     10.64      9.91     11.08
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)             $218,070    214,649   200,502   188,294   211,194
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                         72%        74        85        83        98
------------------------------------------------------------------------------------------------------------
Total debt outstanding at end of period (in
thousands)                                             $ 20,000     20,000    20,000    20,000    20,000
------------------------------------------------------------------------------------------------------------
Asset coverage ratio per $1,000 of debt                    11.9       11.7      11.0      10.4      11.6
------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

TRUSTEES AND OFFICERS

TRUSTEES                          OFFICERS

STEPHEN B. TIMBERS                CHARLES R. MANZONI, JR.
President and Trustee             Vice President

JAMES E. AKINS                    MICHAEL A. MCNAMARA
Trustee                           Vice President

ARTHUR R. GOTTSCHALK              JOHN E. NEAL
Trustee                           Vice President

FREDERICK T. KELSEY               ROBERT C. PECK
Trustee                           Vice President

DOMINIQUE P. MORAX                HARRY E. RESIS, JR.
Trustee                           Vice President

FRED B. RENWICK                   PHILIP J. COLLORA
Trustee                           Vice President
                                  and Secretary
JOHN B. TINGLEFF
Trustee                           JEROME L. DUFFY
                                  Treasurer
JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       ZURICH KEMPER SERVICE COMPANY
                                P.O. Box 419066
                                Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper.

KHIT - 3 (7/97)   1034800
Printed in the U.S.A.                                        [KEMPER FUNDS LOGO]